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EXHIBIT 10.53

    $125,000,000

Wind River Systems, Inc.

3.75% Convertible Subordinated Notes due December 15, 2006

PURCHASE AGREEMENT

    December 5, 2001

CREDIT SUISSE FIRST BOSTON CORPORATION,
UBS WARBURG LLC
THOMAS WEISEL PARTNERS LLC
 c/o CREDIT SUISSE FIRST BOSTON CORPORATION,
 Eleven Madison Avenue,
New York, N.Y. 10010-3629

Dear Sirs:

    1.  Introductory.  Wind River Systems, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") U.S.$125,000,000 principal amount of its 3.75% Convertible Subordinated Notes due December 15, 2006 (the "Firm Securities") and, at the election of the Purchasers an aggregate up to an additional U.S.$25,000,000 principal amount ("Optional Securities") of its 3.75% Convertible Subordinated Notes due December 15, 2006 (the Firm Securities and the Optional Securities that the Purchasers may elect to purchase pursuant to Section 3 hereof are herein collectively called the "Offered Securities"), each to be issued under an indenture dated as of December 10, 2001 (the "Indenture"), between Bankers Trust Company, as Trustee on a private-placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933 (the "Securities Act"). The holders of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement of even date with the Indenture among the Company and the Purchasers (the "Registration Rights Agreement"), pursuant to which the Company agrees to file a registration statement with the Securities Exchange Commission (the "Commission") relating to the resale of the Offered Securities and the Underlying Shares, as hereinafter defined, under the Securities Act.

    The Company hereby agrees with the several Purchasers as follows:

    2.  Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, the several Purchasers that:

      (a) An offering circular relating to the Offered Securities has been prepared by the Company. Such offering circular (the "Offering Circular"), as amended or supplemented as of the date of this Agreement, together with the documents incorporated by reference therein and listed in Schedule B hereto, are hereinafter collectively referred to as the "Offering Document." On the date of this Agreement, the Offering Document, which includes the Exchange Act Reports (as defined herein) incorporated by reference therein, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through

  Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. The Company's Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports (collectively, the "Exchange Act Reports") that have been filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

      (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other states of the United States in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

      (c) Each subsidiary of the Company identified on Schedule C hereto (each a "Significant Subsidiary" and collectively, the "Significant Subsidiaries") has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; each Significant Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; Wind River Systems Co., Ltd. has been duly incorporated and is an existing corporation under the laws of the jurisdiction of its incorporation, provided that the failure to be so incorporated would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each Significant Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

      (d) The Indenture has been duly authorized by the Company; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date (as defined below), the Indenture will have been duly executed and delivered by the Company, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform in all material respects to the description thereof contained in the Offering Document and the Indenture and such Offered Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      (e) When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date, such Offered Securities will be convertible into the shares of Common Stock, par value $0.001 per share ("Underlying Shares") of the Company in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion in accordance with their terms, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Offering Document; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares.

      (f)  Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment with respect to the transactions contemplated by this Agreement.

      (g) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the issuance or sale of the Offered Securities by the Company or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement, except such as may be required under state securities laws, such as are required in connection with the filing and effectiveness of the Shelf Registration Statement as contemplated by the Registration Rights Agreement and such as may be required under state securities laws in connection with the distribution of the Offered Securities by the Purchasers (assuming that subsequent purchasers of Offered Securities or Underlying Shares offer or sell such Offered Securities or Underlying Shares as set forth in the Offering Document under the caption "Transfer Restrictions").

      (h) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance by the Company with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (a) the charter of by laws of the Company or any Significant Subsidiary or (b) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or (c) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, except for breaches or violations under clauses (b) or (c) which would not have a Material Adverse Effect, and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

      (i)  This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company.

      (j)  Except as disclosed in the Offering Document, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

      (k) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

      (l)  No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that could have a Material Adverse Effect.

      (m) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

      (n) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which would lead to such a claim.

      (o) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

      (p) The financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

      (q) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

      (r) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

      (s) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

      (t)  The offer and sale of the Offered Securities by the Company to the several Purchasers in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation D thereunder; and in connection with such offer and sale of the Offered Securities by the Company to the Purchasers, it

  is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

      (u) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement and the Registration Rights Agreement.

    3.  Purchase, Sale and Delivery of Offered Securities.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 97% of the principal amount thereof plus accrued interest from December 10, 2001 to the First Closing Date (as hereinafter defined) the principal amount of Firm Securities.

    The Company will deliver against payment of the purchase price the Firm Securities in the form of one or more permanent global Securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to the Company's account at Bank One or such other bank acceptable to CSFBC at 11:00 A.M. (New York time), on December 10, 2001, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date," against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for checking at the office of Cooley Godward LLP, San Francisco, California, at least 24 hours prior to the Closing Date.

    In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of this Agreement, the Purchasers may purchase all or less than all of the Optional Securities at the purchase price per principal amount of Firm Securities (including any accrued interest thereon to the related Optional Closing Date) to be paid for the Firm Securities. The Company agrees to sell to the Purchasers the principal amount of Optional Securities specified in such notice and the Purchasers agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Purchaser in the same proportion as the principal amount of Firm Securities set forth opposite such Purchaser's name in Schedule A hereto bears to the total principal amount of Firm Securities (subject to adjustment by CSFBC to eliminate fractions). No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

    Each time for the delivery of and payment for the Optional Securities, being herein referred to as the "Optional Closing Date," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall not be earlier than two or later than seven full business days after written notice of election to purchase Optional Securities is given. The Company will deliver against payment of the purchase price the Optional Securities being purchased on each Optional Closing Date in the form of one or more permanent global Securities in definitive form (each, an "Optional Global Security") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Payment for such Optional Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to the Company's account at Bank One or such other bank acceptable to CSFBC at 11:00 A.M. (New York time) on the Optional Closing Date, against delivery to the Trustee as custodian for DTC of the Optional Global Securities representing all of the Optional Securities being purchased on such Optional Closing Date.

    4.  Representations by Purchasers; Resale by Purchasers.

      (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

      (b) Each Purchaser acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has not offered or sold, and will not offer or sell, any Offered Securities constituting part of its allotment, except in accordance with Rule 144A.

      (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

      (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities (i) by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (B) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, or (ii) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

    5.  Certain Agreements of the Company.  The Company agrees with the several Purchasers that:

      (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent, which shall not be unreasonably withheld or delayed. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Company promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

      (b) The Company will furnish to CSFBC copies of the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC reasonably requests, and the Company will furnish to CSFBC on the date hereof one copy of the Offering Document signed by a duly authorized officer of the Company. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to CSFBC all such documents.

      (c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such states in the United States as CSFBC reasonably designates in consultation with the Company and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation, to file a general consent to service of process in any such state or take any action that would subject it to taxation in any jurisdiction where it has not been subject.

      (d) During the period of five years hereafter, the Company will furnish to CSFBC, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year.

      (e) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will, upon request, furnish to CSFBC and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

      (f)  During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

      (g) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

      (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, and the Registration Rights Agreement including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture and the Offering Document and amendments and supplements thereto, (iii) the cost of qualifying the Offered Securities for trading in The PortalSM Market ("PORTAL") of The Nasdaq Stock Market, Inc. and any expenses incidental thereto, (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities, (v) any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such states of the United States as CSFBC reasonably designates and the preparation of blue sky memoranda relating thereto and (vi) for expenses incurred in distributing the Offering Document (including any amendments and supplements thereto) to the Purchasers. It is understood, however, that except as provided in this Section and Section 7, the Purchasers will pay all of their own costs and expenses, including without limitation, the fees and disbursements of their counsel and transfer taxes on resales of any of the Offered Securities by it.

      (i)  In connection with the offering, until CSFBC shall have notified the Company of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

      (j)  For a period of 90 days after the date of the initial offering of the Offered Securities by the Purchasers, the Company will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, or any shares of the common stock, par value $0.001 per share, of the Company (the "Common Stock"), or securities convertible into or exchangeable or exercisable for shares of Common Stock or warrants or other rights to purchase shares of Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except for (i) the amendment or supplementation of existing registration statements and the filing of a shelf registration statement covering the Offered Securities and the Underlying Shares or the filing of a registration statement on Form S-8 under the Securities Act, (ii) the issuance by the Company of the Underlying Shares, or the issuance by the Company of Common Stock upon the exercise of stock options or upon the exercise or conversion of options, warrants or convertible securities of the Company, in each case, outstanding on the date hereof, (iii) the issuance by the Company of Common Stock, or the grant by the Company of options to acquire Common Stock, to employees, consultants and directors of the Company under stock option and stock purchase plans in effect and existing on the date hereof, and (iv) the issuance by the Company of Common Stock and options in connection with acquisitions of businesses or companies. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Offered Securities.

    6.  Conditions of the Obligations of the Purchasers.  The obligations of the several Purchasers to purchase and pay for the Firm Securities on the First Closing Date and for the Optional Securities on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

      (a) The Purchasers shall have received a letter, which shall also be addressed to the Board of Directors of the Company, dated the date of this Agreement, of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations") and to the effect that:

        (i)  In their opinion, the financial statements examined by them and included in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published Rules and Regulations;

        (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of

    Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Offering Document and in the Exchange Act Reports;

        (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company for the quarterly periods ended April 30 and July 31, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

          (A) the unaudited financial statements included in the Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act as it applies to Form 10-Q and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

          (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

          (C) for the period from the closing date of the latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Offering Document in consolidated net sales, net operating income or in the total or per share amounts of consolidated net income;

    except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document disclose have occurred or may occur or which are described in such letter; and

        (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

      (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Purchasers, including CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Purchasers, including CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or The Nasdaq National Market or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States, or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers, including CSFBC, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

      (c) The Purchasers shall have received an opinion, subject to appropriate qualifications, dated such Closing Date, of Cooley Godward LLP, counsel for the Company, that:

        (i)  The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; each of Rapid Logic, Inc., Integrated Systems, Inc., Wind River Systems International, Inc., and Wind River Sales Co., Inc. (the "Subsidiaries") has been duly incorporated and is an existing corporation in good standing under the laws of its respective jurisdiction of incorporation.

        (ii) The Indenture has been duly authorized, executed and delivered by the Company; the Offered Securities delivered on such Closing Date have been duly authorized, executed, authenticated, issued and delivered and conform in all material respects to the description thereof contained in the Offering Circular, as amended or supplemented, under the caption "Description of Notes"; and the Indenture and the Offered Securities delivered on such Closing Date constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        (iii) The Offered Securities delivered on such Closing Date are convertible into Common Stock of the Company in accordance with their terms and the terms of the Indenture; the shares of such Common Stock initially issuable upon conversion of the Offered Securities delivered on such Closing Date have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion in accordance with the terms of the Notes and the terms of the Indenture, will be validly issued, fully paid and nonassessable; the shares of Common Stock initially issuable upon conversion of the Notes delivered on the Closing Date will conform in all material respects to the description thereof contained in the Offering Circular, as amended or supplemented, under the caption "Description of Capital Stock—Common Stock"; the outstanding shares of Common Stock have been duly authorized and are validly issued (except for shares of Common Stock issued upon the exercise of stock options granted since July 16, 1996, as to which such counsel need not express any opinion) and such shares are non-assessable and, to our knowledge, fully-paid; and the stockholders of the Company have no preemptive rights with respect to the Securities or the Common Stock;

        (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the issuance or sale of the Offered Securities by the Company or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement, except such as may be required under state securities laws, such as are required in connection with the filing and effectiveness of the Shelf Registration Statement as contemplated by the Registration Rights Agreement, such as may be required in connection with the redemption or repurchase upon a change in control of the Offered Securities as contemplated by the Indenture, and such as may be required under state securities laws in connection with the distribution of the Offered Securities by the Purchasers (assuming that subsequent purchasers of Offered Securities or Underlying Shares offer or sell such Offered Securities or Underlying Shares as set forth in the Offering Document under the caption "Transfer Restrictions");

        (v) To such counsel's knowledge, except as disclosed in the Offering Document, there are no pending or overtly threatened actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement;

        (vi) The execution, delivery and performance by the Company of the Indenture, this Agreement and the Registration Rights Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) the charter or bylaws of the Company or the Subsidiaries, (b) any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any of its properties, or (c) any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its properties is subject and which agreement or instrument has been identified to such counsel by the Company as material and filed by the Company as an exhibit to any of the Exchange Act Reports or attached as an exhibit to such counsel's opinion, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

        (vii) The statements set forth in the Offering Circular as amended or supplemented, under the captions "Description of the Notes," "Description of the Capital Stock," "Certain United States Federal Income Tax Consequences" and "Transfer Restrictions," insofar as such descriptions purport to describe the provisions of laws and documents referred to therein, fairly present in all material respects such laws and documents to the same extent as would be required if the Offering Circular were a prospectus in a Registration Statement of the Company on Form S-3 under the Securities Act; it being understood that such counsel need express no opinion as to the financial statements and notes thereto or other financial or statistical data derived from the financial statements contained in the Offering Circular;

        (viii) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company;

        (ix) Assuming (i) that the persons to whom the Purchasers sell the Offered Securities are "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act, (ii) the accuracy of the representations and warranties of the Purchasers contained in Section 4 of this Agreement and of the Company in Section 2 of this Agreement and (iii) the due performance by the Company of the covenants and agreements set forth in Section 5 of this Agreement and by the Purchasers of the covenants and agreement set forth in Section 4 of this Agreement, it being understood that no opinion need be expressed as to any subsequent resale of any Offered Securities, (A) the offer, sale and delivery of the Offered Securities by the Company to the Purchasers pursuant to this Agreement and in the manner contemplated by this Agreement and the Offering Circular and (B) the initial resale of the Offered Securities by the Purchasers in the manner contemplated by the Offering Circular do not require registration under the Securities Act or qualification of an indenture in respect thereof under the Trust Indenture Act; and

        (x) Each Exchange Act Report (except for financial statements and notes thereto and schedules and financial and statistical data derived from the financial statements as to which counsel need not express any opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

        In addition, such counsel shall state that, during the course of preparing the Offering Circular, such counsel participated in conferences with officers and other representatives of the Company, the Company's independent public accountants, and the Purchasers and their counsel, at which the contents of the Offering Circular were discussed. Such counsel did not participate in the preparation of all of the Exchange Act Reports but during the course of the preparation of the Offering Circular, such counsel reviewed the Exchange Act Reports and participated in conferences with officers and other representatives of the Company, the Company's independent public accountants, and the Purchasers and their counsel, at which the contents of the Exchange Act Reports were discussed. Certain of the information contained in the Exchange Act Reports incorporated by reference in the Offering Circular is as of the dates set forth therein or as to periods with respect to which such Exchange Act Reports were filed. While such counsel has not independently verified and is not passing upon the accuracy, completeness, or fairness of the statements made in the Offering Document, no facts have come to such counsel's attention which lead such counsel to believe that the Offering Document (other than the financial statements and schedules and related notes, and financial or statistical data derived from the financial statements as to which such counsel need make no statement), as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (d) The Purchasers shall have received from Shearman & Sterling, counsel for the Purchasers, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Company to the Purchasers and the resales by the Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

      (e) The Purchasers shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers shall state, to the best of their knowledge after such consultation with other executive officers of the Company as they deem necessary to provide a reasonable basis for such statements, that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

      (f)  The Purchasers shall have received a letter, dated such Closing Date, from PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

      (g) The Purchasers shall have received, on or prior to the date of this Agreement, lockup letters from each of the executive officers and directors of the Company named in the Offering Document.

The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder, whether in respect of an Optional Closing Date or otherwise.

  7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below, and the Company shall not be liable for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld or delayed; provided, further, that with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from the Offering Document the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Purchaser that sold the Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Purchaser and any such loss, claim, damage or liability of such Purchaser results from the fact that there was not sent or given to such person, at or prior to the written confirmation of such sale of such Securities to such person, a copy of the Offering Document (exclusive of any material included therein but not attached thereto) if the Company had previously furnished copies thereof to such Purchaser.

      (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the

  Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of (i) the following information in the Offering Document furnished on behalf of each Purchaser: under the caption "Plan of Distribution", the second sentence of the second paragraph, the third sentence of the eighth paragraph and the ninth paragraph; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement and the Purchasers shall not be liable for any settlement of any action effected without their written consent, which consent shall not be unreasonably withheld or delayed.

      (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above, unless and to the extent the indemnifying party did not otherwise learn of such claim and such omission results in the forfeiture by the indemnifying party of substantial rights or defenses or the indemnifying party is otherwise materially prejudiced by such omission. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, that if any such indemnified party reasonably determines that representation of such indemnifying party and the indemnified party by the same counsel would present a conflict of interest, then such counsel shall not, except with the consent of the indemnified party, be counsel to the indemnifying party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, effect any settlement or compromise, or consent to the entry of any judgment with respect to any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement, compromise or judgment includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault or failure to act by or on behalf of any indemnified party. In no event will any indemnifying party be liable for fees and disbursements of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general obligations or circumstances, unless the such indemnified party reasonably determines that representation of such indemnifying party and the indemnified party by the same counsel would present a conflict of interest. No indemnified party shall, without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed, effect any settlement or compromise, or consent to the entry of any judgment with respect to any pending or threatened action in respect of which any indemnifying party is or could have been a party and indemnity could have been sought hereunder by such indemnifying party.

      (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers (before deducting expenses) from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

      (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

    8.  Default of Purchasers.  If any Purchaser or Purchasers default in their obligations to purchase Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate principal amount of the Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of the Offered Securities that the Purchasers are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by such Closing Date, the non-defaulting

Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Purchasers agreed but failed to purchase on such Closing Date. If any Purchaser or Purchasers so default and the aggregate principal amount of the Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Offered Securities that the Purchasers are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement shall not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

    9.  Survival of Certain Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchasers pursuant to Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 6(b), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

    10.  Notices.  All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or faxed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group (fax: (212) 325-4296), or, if sent to the Company, will be mailed, delivered or faxed and confirmed to it at 500 Wind River Way, Alameda, California, 94501, Attention: Vice President, Legal Affairs and General Counsel (fax: (510) 749-2944), provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or faxed and confirmed to such Purchaser.

    11.  Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and will inure to the benefit of the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreement for their benefit contained in the second sentence of Section 5(b) hereof against the Company as if such holders were parties hereto.

    12.  Representation of Purchasers.  You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you.

    13.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

    14.  Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

    The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

    If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

Very truly yours,
WIND RIVER SYSTEMS, INC.
By:	/s/ MICHAEL ZELLNER Title: Vice President, Finance and Chief Financial Officer
The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.
CREDIT SUISSE FIRST BOSTON CORPORATION UBS WARBURG LLC THOMAS WEISEL PARTNERS LLC
BY CREDIT SUISSE FIRST BOSTON CORPORATION
By:	/s/ RICHARD HART Title:

SCHEDULE A

Purchaser	Principal Amount of Firm Securities
CREDIT SUISSE FIRST BOSTON CORPORATION	$93,750,000
UBS WARBURG LLC	$25,000,000
THOMAS WEISEL PARTNERS LLC	$6,250,000

TOTAL	$125,000,000

SCHEDULE B

DOCUMENTS INCORPORATED BY REFERENCE
IN THE OFFERING CIRCULAR

Wind River SEC Filings (File No. 0-21342)	Period
Annual Reports on Form 10-K	Fiscal year ended January 31, 2001
Quarterly Reports on Form 10-Q	Quarterly periods ended April 30, 2001 and July 31, 2001
Current Report on Form 8-K	Filed on May 7, 2001
Current Report on Form 8-K	Filed on August 7, 2001
Current Report on Form 8-K	Filed on December 3, 2001

SCHEDULE C

SIGNIFICANT SUBSIDIARIES

    Wind River Systems International, Inc., a Delaware corporation

    Wind River Sales Co., Inc., a California corporation

    Integrated Systems, Inc., a California corporation

    Embedded Support Tools Corp., a Massachusetts corporation

    Rapid Logic, Inc., a Delaware corporation

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  EXHIBIT 10.53
PURCHASE AGREEMENT
SCHEDULE A
SCHEDULE B DOCUMENTS INCORPORATED BY REFERENCE IN THE OFFERING CIRCULAR
SCHEDULE C SIGNIFICANT SUBSIDIARIES